Exhibit 99.1

Investor Relations Contact:
Mr. Andrew Haag, Managing Partner
IRTH Communications, LLC
Tel: +1-866-976-IRTH (4784)
E-mail: wemu@irthcommunications.com
Website: www.irthcommunications.com

Worldwide Energy & Manufacturing USA, Inc. Announces Changes to Management Team

SOUTH SAN FRANCISCO, Calif., Feb. 24, 2011 – Worldwide Energy & Manufacturing USA, Inc. (OTCBB:WEMU - News) ("Worldwide" or the "Company"), a  rapidly growing supplier of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand, today announced that Mr. Gerald DeCiccio has resigned as Chief Financial Officer to pursue other interests. Mr. DeCiccio had no disagreements with the Company in regard to its financial statements or accounting matters. His resignation was effective February 19, 2011.

In connection with the resignation, the Company has appointed Mr. Michael Toups as its interim Chief Financial Officer while it seeks a permanent replacement. Mr. Toups will be responsible for managing all of the Company’s financial functions, including financial management, financial reporting, risk management, and management and oversight of Worldwide’s financial budget. Mr. Toups has experience in PCAOB audits, SEC reporting, Sarbanes-Oxley compliance and investor relations.  He also has experience in Chinese business practices and has directed strategic planning for Asia-based companies for over 12 years.

Most recently, Mr. Toups has served as Chief Financial Officer for Longwei Petroleum Investment Holding Limited, a China-based petroleum distributor, since June 2010.  Mr. Toups also currently serves as Chief Financial Officer of China Bilingual Technology & Education Group, a China-based education company operating K-12 private boarding schools since September 2010.   In addition, he is a member of the board of directors of Lotus Pharmaceuticals, Inc.,  a China-based manufacturer of pharmaceutical products.

Mr. Toups previously served as Director of Asia Investment Banking, Midtown Partners & Co. from December 2007 to July 2010 and as Chief Financial Officer and Director of Nork Lighting, a China-based manufacturer and the largest retailer of high-end residential lighting products in China from December 2007 to July 2010.  From January 2001 to December 2007, he served as president of Peak Crown, a consulting company for the import of products from Asia and financial services.  He holds an MBA in Finance from the University of Notre Dame and a BBA in Finance from Texas Christian University.

“I am excited to have Mr. Toups as part of our management team,” said Jimmy Wang, CEO of Worldwide. “His extensive professional experience as a financial manager makes him a valuable asset to our team. We have tremendous confidence in his ability to manage Worldwide’s finance operations and in his ability to maintain our high standard of accuracy and transparency in financial reporting.”

About Worldwide Energy & Manufacturing USA, Inc.

Worldwide Energy & Manufacturing USA, Inc., headquartered in South San Francisco, California with manufacturing facilities in China, is a rapidly growing manufacturer of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand. Founded in 1993, the Company sells its products primarily to clients in Europe, North America and Asia. The Company also operates several subsidiaries in the People’s Republic of China (PRC) that provide mechanical, electronic and fiber optic products manufacturing.  For more information about Worldwide Energy & Manufacturing USA, please visit its website at http://www.wwmusa.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.